Prospectus Supplement

John Hancock Capital Series (the Trust)

John Hancock U.S. Global Leaders Growth Fund (the fund)

Supplement dated March 22, 2018 to the current summary prospectus

The following information supplements and supersedes any information to the contrary relating to the fund contained in the summary prospectus.

The Board of Trustees of the Trust (the Board), including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the 1940 Act)) (the Independent Trustees), approved the following items at an in-person meeting held on March 22, 2018 (the Board Meeting).

A.	Special Shareholder Meeting and Shareholder Proposals

A Special Meeting of Shareholders of the fund will be held at 601 Congress Street, Boston, Massachusetts 02210 on or about Friday, June 15, 2018 (the Shareholder Meeting). The Board, including the Independent Trustees, unanimously recommends that the fund’s shareholders approve each proposal. The Shareholder Meeting will be held in order to vote to approve the following proposals:

1.	New Subadvisory Agreement

The fund’s shareholders are being asked to approve a new subadvisory agreement between John Hancock Advisers, LLC, the fund’s investment advisor (the Advisor), and Sustainable Growth Advisers, LP, the fund’s subadvisor (the Subadvisor). The Subadvisor is responsible for the day-to-day management of the fund’s portfolio pursuant to a subadvisory agreement. In February 2018, it was announced that the Subadvisor had agreed to sell a majority ownership stake to Virtus Investment Partners, a multi-boutique asset manager, based in Hartford, Connecticut, in a transaction that is expected to close by June 30, 2018. When the transaction closes, it will constitute a change in control of the Subadvisor and assignment of the current subadvisory agreement. Under the 1940 Act, a change of this nature triggers a termination of the subadvisory agreement.

As a result, the Advisor and the Subadvisor must enter into a new subadvisory agreement with respect to the fund. Under the new subadvisory agreement, the subadvisory fee that the Advisor currently pays to the Subadvisor will not change and no changes are expected in the Subadvisor’s personnel or operations, or its investment approach with respect to the fund’s portfolio management.

2.	Manager of Managers

The fund’s shareholders are being asked to approve a “manager of managers” structure for the fund. This structure allows the Advisor to hire and replace subadvisors to manage the fund’s assets, subject to approval by the Board, but without the fund having to incur the cost and delay of holding a shareholder meeting to approve a new (or materially amend a current) investment subadvisory agreement for the fund, subject to certain conditions. Shareholders would be notified of any changes to the fund’s subadvisor.

3.	Amended and New Fundamental Investment Restrictions

The fund’s shareholders are being asked to approve amendments to the fund’s fundamental investment restrictions and a new fundamental investment restriction regarding the fund’s classification as a diversified fund. Investment policies that are deemed “fundamental” can only be changed by a vote of the shareholders. If approved, the proposed streamlined and modernized fundamental investment restrictions will replace the fundamental restrictions currently in place for the fund. The proposed amendments and new diversification restriction are substantially similar to the current corresponding fundamental restrictions and current classification, respectively, and are not expected to have any material effect on the manner in which the fund is managed or on its current investment objective. If approved, the revised and new fundamental investment restrictions will become effective upon their disclosure in the fund’s Statement of Additional Information (SAI), as follows:

•	(a) Concentration: The fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
•	(b) Borrowing: The fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
•	(c) Underwriting: The fund may not engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
•	(d) Real Estate: The fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
•	(e) Commodities: The fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
•	(f) Loans: The fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
•	(g) Senior Securities: The fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. (For purposes of this fundamental restriction, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.)
•	(h) Diversification: The fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Please see the fund’s prospectus, proxy statement (when filed) and SAI for more details.

B.	Updates to Non-Fundamental Investment Restrictions

In addition, at the Board Meeting, the Board approved the following non-fundamental investment restriction changes, contingent upon the proposals outlined above in Section A.3 being approved by shareholders.

The fund will eliminate the following non-fundamental investment restrictions and explanatory note.

The fund may not:

1.	Invest in the securities of an issuer for the purpose of exercising control or management.

2.	Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

3.	Invest more than 15% of its net assets in securities which are illiquid.

If allowed by the fund’s other investment policies and restrictions, the fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed-income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

The fund will adopt the following non-fundamental investment restrictions and explanatory notes. The proposed new non-fundamental investment restrictions will be numbered continuously, following the eight proposed new fundamental restrictions.

The fund may not:

9.	Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.

10.	Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation.

11.	Pledge, hypothecate, mortgage or transfer (except as provided in the fundamental restriction regarding Senior Securities) as security for indebtedness any securities held by the fund, except in an amount of not more than 10%

of the value of the fund’s total assets and then only to secure borrowings permitted by the fundamental restriction regarding borrowing and the non-fundamental restriction regarding short sales. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets. For purposes of this restriction, “other strategic transactions” can include short sales and derivative transactions intended for non-hedging purposes.

Except with respect to the fundamental investment restriction on borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of the fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in a subadvisor’s assessment of the security), change in the percentage of fund assets invested in certain securities or other instruments, or change in the average duration of the fund’s investment portfolio, resulting from market fluctuations or other changes in the fund’s total assets will not require the fund to dispose of an investment until the subadvisor determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, a subadvisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings.

Please see the fund’s prospectus, proxy statement (when filed) and SAI for more details.

The foregoing is not a solicitation of any proxy. For important information regarding John Hancock U.S. Global Leaders Growth Fund or to receive a free copy of the proxy statement when available, summary prospectus, prospectus or SAI relating to the proposed shareholder vote, please call the fund’s toll-free telephone number: 800-225-5291 for Class A, Class B, and Class C shares; 888-972-8696 for Class I, Class R2, and Class R6 shares. The proxy statement, summary prospectus, prospectus or SAI contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the proposals to be presented for shareholder approval at the Shareholder Meeting. The proxy statement, summary prospectus, prospectus or SAI will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement, summary prospectus, prospectus and SAI carefully before voting or when considering whether to vote for any of the proposals.